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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  January 27, 1999
                                                         ----------------

                                NEOTHERAPEUTICS, INC.
                (Exact name of registrant as specified in its charter)



          Delaware                  000-28782              93-0979187
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS Employer
     (of incorporation)            File Number)        Identification No.)


                 157 Technology Drive, Irvine, California       92618
              ----------------------------------------------------------
                 (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code:(949) 788-6700
                                                          --------------

                                 Not Applicable
                 ----------------------------------------------
           (Former name or former address, if changed since last report)
                  (Telephone area code changed from (714) to (949)


                                    Page 1 of 5
                              Exhibit Index on Page 3

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ITEM 5.   OTHER EVENTS

          Reference is made to the press release issued to the public by the Registrant on January 27, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.   EXHIBITS

          EXHIBIT:
          -------

            99.1              PRESS RELEASE DATED JANUARY 27, 1999.





                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEOTHERAPEUTICS, INC.



Date:  January 28, 1999                 By:  /s/Samuel Gulko
                                           -----------------------------------
                                             Samuel Gulko
                                             Chief Financial Officer


                                          2

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                                    EXHIBIT INDEX



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EXHIBITS                                DESCRIPTION
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
  99.1                        Press Release dated January 27, 1999

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